EXHIBIT 10.21

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                            ADMINISTRATION AGREEMENT

                                     between

                            E-LOAN AUTO FUND ONE, LLC

                                       and

                                  E-LOAN, INC.,
                                as Administrator

                            Dated as of June 1, 2002

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         THIS ADMINISTRATION AGREEMENT (this "AGREEMENT") dated as of June 1,
2002, is between E-LOAN AUTO FUND ONE, LLC, a Delaware limited liability company ("SPE"), and E-LOAN, INC., a Delaware corporation (the "ADMINISTRATOR"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in SCHEDULE A to the Credit Agreement dated as of June 1, 2002 (the "CREDIT AGREEMENT") by and among the Administrator, SPE, as the borrower, and Merrill Lynch Bank USA, as the lender (the "Lender").

                              W I T N E S S E T H :

         WHEREAS, SPE has entered into the Credit Agreement with the Lender pursuant to which the Lender will make Advances to SPE;

         WHEREAS, pursuant to the Credit Agreement, the Contribution and Sale Agreement and the other Credit Documents to which SPE is a party (collectively, the "SPE DOCUMENTS"), SPE is required to perform certain duties;

         WHEREAS, SPE desires to have the Administrator perform certain of the duties of SPE, and to provide such additional services consistent with this Agreement and the SPE Documents as SPE may from time to time request;

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for SPE on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual terms and covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1.   DUTIES OF THE ADMINISTRATOR.

              (a) DUTIES WITH RESPECT TO THE SPE DOCUMENTS. The Administrator shall perform all of its duties as Administrator under this Agreement and the duties and obligations of SPE under the SPE Documents; PROVIDED, HOWEVER, except as otherwise provided in the SPE Documents, that the Administrator shall have no obligation to make any payment from its own funds that is required to be made by SPE under any SPE Document. In addition, the Administrator shall consult with SPE regarding its duties and obligations under the SPE Documents. The Administrator shall monitor the performance of SPE and shall advise SPE when action is necessary to comply with SPE's duties and obligations under the SPE Documents. The Administrator shall prepare for execution by SPE or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of SPE to prepare, file or deliver pursuant to the SPE Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of SPE to take pursuant to the SPE Documents.

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         (b)  DUTIES WITH RESPECT TO SPE.

              (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations, and shall prepare for execution by SPE or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions, as it shall be the duty of SPE to perform, prepare, file or deliver pursuant to the SPE Documents, and at the request of SPE shall take all appropriate action that it is the duty of SPE to take pursuant to the SPE Documents.

              (ii) The Administrator hereby agrees to prepare and execute on behalf of SPE all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of SPE to prepare, file or deliver pursuant to the SPE Documents or otherwise by law. Without limiting the foregoing, the Administrator agrees to prepare the Monthly Servicer Report with respect to each Payment Date.

         (c) DUTIES WITH RESPECT TO CREDIT DOCUMENTS. The Administrator shall perform all of the duties of the Administrator under the Credit Documents.

Notwithstanding anything to the contrary in the Agreement, the Administrator shall not be obligated to, and shall not, take any action that SPE directs the Administrator not to take nor which would result in a violation or breach of SPE's covenants, agreements or obligations under any of the SPE Documents.

         2. RECORDS. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by SPE and the Lender at any time during normal business hours.

         3. COMPENSATION; PAYMENT OF FEES AND EXPENSES. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive the Administration Fee on each Payment Date in accordance with the Credit Agreement. The Administrator shall pay all expenses incurred by it in connection with its activities hereunder.

         4. INDEPENDENCE OF THE ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of SPE with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by SPE, the Administrator shall have no authority to act for or to represent SPE in any way (other than as permitted hereunder) and shall not otherwise be deemed an agent of SPE.

         5. NO JOINT VENTURE. Nothing contained in this Agreement (i) shall constitute the Administrator and SPE as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.


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         6. OTHER ACTIVITIES OF THE ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of SPE or the Lender.

         7. REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR. The Administrator represents and warrants to SPE and the Lender as follows:

              (a) ORGANIZATION AND POWER. The Administrator is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to carry on its business as now conducted and to enter into and perform its obligations hereunder and under each of the other Credit Documents to which it is a party. The Administrator is qualified to do business and in good standing in every other jurisdiction where the failure to do so would have a material adverse effect.

              (b) AUTHORIZATION, EXECUTION AND VALIDITY. The Administrator has duly authorized, executed and delivered this Agreement and (assuming the due authorization, execution and delivery by each other party hereto) this Agreement constitutes the legal, valid and binding obligations of the Administrator, enforceable against the Administrator in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors', mortgagees' or lessors' rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (c) LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Administrator, threatened against the Administrator, before any Governmental Authority which individually or in the aggregate would impair the ability of the Administrator to perform its obligations under this Agreement or which question the validity of this Agreement or any action taken or to be taken pursuant hereto. The Administrator is not in default with respect to any order of any Governmental Authority, the default under which would adversely affect the ability of the Administrator to perform its obligations under this Agreement.

              (d) CONSENTS. No consent, approval or authorization of, or filing, registration or qualification with, or giving of notice or taking of any other action with respect to, any Governmental Authority is required in connection with the execution, delivery and performance by the Administrator of this Agreement or the performance by the Administrator of the transactions contemplated hereby, other than any such consent, approval, authorization, filing, registration, qualification, notice or action as has been duly obtained, given or taken and is in full force and effect.

         8. CORPORATE EXISTENCE; STATUS; MERGER. The Administrator will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of, or to permit the Administrator to perform its obligations under, this Agreement.


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         9. ADMINISTRATOR TERMINATION EVENTS; TERMINATION OF THE ADMINISTRATOR.

              (a) Subject to SECTION 9(B), this Agreement shall continue in force until the dissolution of SPE, upon which event this Agreement shall automatically terminate.

              (b) The occurrence of any one of the following events (each, an "ADMINISTRATOR TERMINATION EVENt") shall also entitle SPE, subject to
         SECTION 20 hereof, to terminate and replace the Administrator:

                   (i) the Administrator shall have created, either directly or indirectly, or allowed to suffer to exist, any Encumbrance attributable to it on the Collateral, other than Permitted Encumbrances; or

                   (ii) a material default in the observance or performance of any covenant or agreement or obligation of the Administrator, or any representation or warranty proves to have been incorrect in any material respect as of the time made or deemed to have been repeated, and within 30 days the circumstance or condition in respect of which such covenant, agreement, representation or warranty was incorrect shall not have been eliminated or otherwise cured.

              (c) If an Administrator Termination Event shall have occurred, SPE may, subject to SECTION 20 hereof, by notice given to the Administrator, terminate all or a portion of the rights and powers of the Administrator under this Agreement, including the rights of the Administrator to receive the Administration Fee for all periods following such termination; PROVIDED, HOWEVER, that such termination shall not become effective until such time as SPE, subject to SECTION 20 hereof, shall have appointed a successor Administrator in the manner set forth below. Upon any such termination, all rights, powers, duties and responsibilities of the Administrator under this Agreement shall vest in and be assumed by any successor Administrator appointed by SPE, subject to SECTION 20 hereof, pursuant to a management agreement between SPE and such successor Administrator, containing substantially the same provisions as this Agreement (including with respect to the compensation of such successor Administrator), and the successor Administrator is hereby irrevocably authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect such vesting and assumption. Further, in such event, the Administrator shall use its commercially reasonable efforts to effect the orderly and efficient transfer of the administration of SPE to the new SPE Administrator.

              (d) SPE, subject to SECTION 20 hereof, may waive in writing any Administrator Termination Event by the Administrator in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past Administrator Termination Event, such Administrator Termination Event shall cease to exist, and any Administrator Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Administrator Termination Event or impair any right consequent thereon.


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         10. ACTION UPON TERMINATION OR REMOVAL. Promptly upon the effective date of termination of this Agreement pursuant to SECTION 9, or the removal of the Administrator pursuant to SECTION 9, the Administrator shall be entitled to be paid, in accordance with the Credit Agreement, all fees and reimbursable expenses accruing to it to the date of such termination or removal; provided, however, that any such amounts payable to the Administrator shall be net of any damages, losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, interest or reasonable attorneys' fees and expenses) incurred by SPE, the Lender or any Hedge Counterparty resulting from the gross negligence or willful misconduct of the Administrator in performing (or failing to perform) its obligations under this Agreement.

         11. ENCUMBRANCES. The Administrator will not directly or indirectly create, allow or suffer to exist any Encumbrance on the Collateral other than Permitted Encumbrances.

         12. NOTICES. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

             (a)      if to the Administrator, to:

                      E-LOAN, Inc.
                      5875 Arnold Road
                      Dublin, CA 94568
                      Attention: Tom Knight, Treasurer
                      Facsimile: (925) 560-3408
                      Confirmation No.: (925) 241-2510

             (b)      if to SPE, to:

                      E-LOAN Auto Fund One, LLC
                      5875 Arnold Road
                      Dublin, CA 94568
                      Attention: Steven M. Majerus, President
                      Facsimile: (925) 556-2178
                      Confirmation No.: (925) 560-2626

or to such other address as any party shall have provided to the other parties in writing; PROVIDED that any notice provided by any party hereunder shall also be provided to the Lender at the address provided in SECTION 12.10 of the Credit Agreement. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid or hand-delivered to the address of such party as provided above.

         13. AMENDMENTS. This Agreement may be amended in any respect from time to time by the parties hereto with the consent of the Lender.

         14. GOVERNING LAW; SUBMISSION TO JURISDICTION.

              (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK


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         WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTIONS
         5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

              (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATOR OR THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST SPE OR THE ADMINISTRATOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 14(B). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 12. NOTHING IN THIS AGREEMENT SHALL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. TO THE EXTENT THAT ANY PARTY TO THIS AGREEMENT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH PARTY TO THIS AGREEMENT HEREBY


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         IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER
         THIS AGREEMENT AND UNDER ANY OTHER CREDIT DOCUMENT.

         15. HEADINGS. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         16. COUNTERPARTS. This Agreement may be executed in counterparts, all of which when so executed shall together constitute but one and the same agreement.

         17. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         18. NOT APPLICABLE TO E-LOAN, INC. IN OTHER CAPACITIES. Nothing in this Agreement shall affect any obligation E-LOAN, Inc. may have in any other capacity.

         19. THIRD PARTY BENEFICIARY. Any assignee or pledgee of SPE's interest in this Agreement (including without limitation the Lender) is an express third party beneficiary of the obligations of the Administrator hereunder and may directly enforce the performance by the Administrator of such obligations.

         20. ASSIGNMENT. Each party hereto hereby acknowledges and consents to the mortgage, pledge, assignment and grant of a security interest by SPE to the Lender pursuant to the Auto Fund Security Agreement for the benefit of the Lender of all of SPE's rights under this Agreement. In addition, the Administrator hereby acknowledges and agrees that for so long as any Obligations are outstanding, the Lender will have the right to exercise all rights, remedies, powers, privileges and claims of SPE under this Agreement.

         21. NO PETITION. The Administrator hereby covenants and agrees that it will not at any time institute against SPE, or solicit or join in or cooperate with or encourage any institution against SPE, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law.

         22. PERFECTION. In the event that the assignment of a Receivable to SPE is insufficient, without a notation on the related Financed Vehicle's Certificate of Title, or without fulfilling any additional administrative requirements under the laws of the State in which the related Financed Vehicle is located, to perfect a security interest in such Financed Vehicle in favor of SPE, the Administrator hereby agrees that it holds its designation as the secured party on such Certificate of Title as agent of SPE.

                            [SIGNATURES ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                     E-LOAN AUTO FUND ONE, LLC

                                     By:  ______________________________________
                                          Name:
                                          Title:



                                     E-LOAN, INC.

                                     By:  ______________________________________
                                          Name:
                                          Title:
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                                                                            PAGE


1.  Duties of the Administrator................................................1

2.  Records....................................................................2

3.  Compensation; Payment of Fees and Expenses.................................2

4.  Independence of the Administrator..........................................2

5.  No Joint Venture...........................................................2

6.  Other Activities of the Administrator......................................3

7.  Representations and Warranties of the Administrator........................3

8.  Corporate Existence; Status; Merger........................................3

9.  Administrator Termination Events; Termination of the Administrator.........4

10. Action upon Termination or Removal.........................................5

11. Encumbrances...............................................................5

12. Notices....................................................................5

13. Amendments.................................................................5

14. Governing Law; Submission to Jurisdiction..................................5

15. Headings...................................................................7

16. Counterparts...............................................................7

17. Severability...............................................................7

18. Not Applicable to E-Loan, Inc. in Other Capacities.........................7

19. Third Party Beneficiary....................................................7

20. Assignment.................................................................7

21. No Petition................................................................7

22. Perfection.................................................................7


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